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                                                                      EXHIBIT 1




May 7, 1999

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Newpark Resources, Inc. dated April 26, 1999, except for Item 4(iii) for which we have no basis to agree or disagree.

Yours truly,

Deloitte & Touche